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                                                                   Exhibit 10.24
                                                                   -------------

                         SECURITY AND LOAN AGREEMENT
                    (ACCOUNTS RECEIVABLE AND/OR INVENTORY)


This Agreement is entered into between   DATA RACE INC.
                                         ,a        Corporation

(herein called "Borrower") and IMPERIAL BANK (herein called "Bank")

1. Bank hereby commits, subject to all the terms and conditions of this Agreement and prior to the termination of its commitment as hereinafter provided, to make loans to Borrower from time to time in such amounts as may be determined by Bank up to, but not exceeding in the aggregate unpaid principal balance, the following Borrowing Base:

                                     80.000 % of Eligible Accounts

                                     30.000 % of the Value of Inventory

        and in no event more than $  1,500,000.00

2. The amount of each loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank (herein called "Loan Account") and Bank shall credit the Loan Account with all loan repayments made by Borrower. Borrower promises to pay Bank(s) the unpaid balance of Borrower's Loan Account at maturity of November 12, 1997 and (b) on or before the tenth day of each month, interest on the average daily unpaid balance on the Loan Account during the immediately preceding month at the rate of One percent (1.00%) per annum in excess of the rate of interest which Bank has announced as its prime lending rate ("Prime Rate") which shall vary concurrently with any change in such Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the loan account is outstanding divided by 360, which shall for interest computation purposes be considered one year. The amount of interest payable each month by Borrower shall not be less than a minimum monthly charge of $250.00. Bank is hereby authorized to charge Borrower's deposit account(s) with Bank for all sums due Bank under this Agreement.

3. Requests for loan hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification setting forth the matters referred to in Section 1, which shall disclose that Borrower is entitled to the amount of loan being requested.

4. As used in this Agreement, the following terms shall have the following meanings:

            A. "Accounts" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.

            B. "Inventory" means all of the Borrower's goods, merchandise and other personal property which are held for sale or lease, including those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service or are raw materials, work in process or materials used or consumed, or to be used or consumed in Borrower's business, and shall include all property rights, patents, plans, drawings, diagrams, schematics, assembly and display materials relating thereto.

            C. "Collateral" means any and all personal property of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest.

            D. "Eligible Accounts" means all of Borrower's Accounts excluding, however, (1) all Accounts under which payment is not received within 90 days from any invoice date, (2) all Accounts against which the account debtor or any other person obligated to make payment thereon asserts any defense, offset, counterclaim or other right to avoid or reduce the liability represented by the Account and (3) any Accounts if the account debtor or any other person liable in connection therewith is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Bank and Bank has so notified Borrower. Eligible Accounts shall only include such accounts as Bank in its sole discretion shall determine are eligible from time to time.

            E. "Value of Inventory" means the value of Borrower's Inventory determined in accordance with generally accepted accounting principles consistently applied including inventory which is purchased to fulfill non-cancelable and contractually guaranteed orders from IBM, TI, and NEC, and excluding, however, the amount of progress payments, pre-delivery payments, deposits and any other sums received by Borrower in anticipation of the sale and delivery of inventory, all inventory on consignment or lease to others, and all property on consignment or lease from others to Borrower.

5. Borrower hereby assigns to Bank all Borrower's present and future Accounts, including all proceeds due thereunder, all guaranties and security therefore and all merchandise giving rise thereto, and hereby grants to Bank a continuing security interest in all Borrower's Inventory and in all proceeds and products thereof, whether now owned or hereafter existing or acquired, including all moneys in the Collateral Account referred to in Section 6 hereof, as security for any and all obligations of Borrower to Bank, whether now owing or hereafter incurred and whether direct, indirect, absolute or contingent. So long as Borrower is indebted to Bank or Bank is committed to extend credit to Borrower, Borrower will execute and deliver to Bank such assignments, including Bank's standard forms of Specific or General Assignment covering individual Accounts, notices, financing statements, and other documents and papers as Bank may reasonably require in order to affirm, effectuate or further assure the assignment to Bank of the Collateral or to give any third party, including the account debtors obligated on the Accounts, notice of Bank's interest in the Collateral.

6. Until Bank exercises its rights to collect the Accounts and inventory proceeds pursuant to paragraph 10, Borrower will collect with diligence all Borrowers Accounts and Inventory proceeds, provided that no legal action shall be maintained thereon or in connection therewith without Bank's prior written consent which consent shall not be unreasonable withheld. Any collection of Accounts or inventory proceeds by Borrower, whether in the form of cash, checks, notes, or other instruments for the payment of money (properly endorsed or assigned where required to enable Bank to collect same), shall be in trust for Bank, and Borrower shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Bank and deliver said collections, together with the proceeds of all cash sales, daily to Bank in the identical form received. The proceeds of such collections when received by Bank may be applied by Bank directly to the payment of Borrower's Loan Account or any other obligation secured hereby. Any credit given by Bank upon receipt of said proceeds shall be conditional credit subject to collection. Returned items at Bank's option may be charged to Borrower's general account. All collections of the Accounts and inventory proceeds shall be set forth on an itemized schedule, showing the name of the account debtor, the amount of each payment and such other information as Bank may request.

7. Until Bank exercises its right to collect the Accounts or Inventory proceeds pursuant to paragraph 10, Borrower may continue its present policies with respect to returned merchandise and adjustments. However, Borrower shall immediately notify Bank of all cases which represent material amounts in excess of $50,000 involving returns, repossessions, and loss or damage of or to merchandise represented by the Accounts or constituting Inventory and of any credits, adjustments or disputes arising in connection with the goods or services represented by the Accounts or constituting Inventory and, in any of such events, Borrower will immediately pay to Bank from its own funds, (and not from the proceeds of Accounts or Inventory) for application to Borrower's Loan Account or any other obligation secured hereby the amount of any credit for such returned or reposessed merchandise and adjustments made to any of the Accounts. Until payment is made as provided herein or until release by Bank from its security interest, all merchandise returned to or


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         repossessed by Borrower shall be set aside and identified as the property of Bank and Bank shall be entitled to enter upon any premises where such merchandise is located and take immediate possession thereof and remove same.

     8. Borrower represents and warrants to Bank: (i) If Borrower is a corporation that borrower is duly organized and existing in the State of its incorporation and the execution, delivery and performance hereof are within Borrower's corporate powers, have been duly authorized and are not in conflict with law or the terms of any charter, by-law or other incorporation papers, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is found or affected; (ii) Borrower is, or at the time the collateral becomes subject to Bank's security interest will be, the true and lawful owner of and has, or at the time the Collateral becomes subject to Bank's security interest will have, good and, clear title to the Collateral, subject only to Bank's rights therein; (iii) Each Account is, or at the time the Account comes into existence will be, a true and correct statement of a bona fide indebtedness incurred by the debtor named therein in the amount of the Account for either merchandise sold or delivered (or being held subject to Borrower's delivery instructions) to, or services rendered, performed and accepted by, the account debtor; (iv) That to the best of Borrower's knowledge there are or will be no defenses, counterclaims, or setoffs which may be asserted against the Accounts, and (v) any and all financial information, including information relating to the Collateral, submitted by Borrower to Bank, whether previously or in the future, is or will be true and correct.

     9. Borrower will: (i) Furnish Bank from time to time such financial statements and information as Bank may reasonably request and inform Bank immediately upon the occurrence of a material adverse change therein; (ii) Furnish Bank periodically, in such form and detail and at such times as is required by the Letter of Inducement executed in connection herewith, statements showing aging and reconciliation of the Accounts and collections thereon, and reports as to the inventory and sales thereof; (iii) Permit representatives of Bank to inspect the inventory and Borrower's books and records relating to the Collateral and make extracts therefrom at any reasonable time and to arrange for verification of the Accounts, under reasonable procedures, acceptable to Bank, directly with the account debtors or otherwise at Borrower's expense; (iv) Promptly notify Bank of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank in respect thereto; (v) Reimburse Bank upon demand for any and all legal costs, including reasonable attorneys' fees, and other expense incurred in collecting any sums payable by Borrower under Borrower's Loan Account or any other obligation secured hereby, enforcing any term or provision of this Security Agreement or otherwise or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto; (vi) Notify Bank of each location at which the inventory is or will be kept, other than the temporary processing, storage or similar purposes, and of any removal thereof to a new location and of each office of Borrower at which records of Borrower relating to the Accounts are kept; (vii) Provide, maintain and deliver to Bank policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as Bank may require and with loss payable solely to Bank, and, in the event Bank takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Bank become the sole property of Bank, such policies and the proceeds of any other insurance covering or in any way relating to the collateral, whether now in existence or hereafter obtained, being hereby assigned to Bank;
         (viii) Do all acts necessary to maintain, preserve and protect all inventory, keep all inventory in good condition and repair and not to cause any waste or unusual or unreasonable depreciation thereof, and
         (ix) in the event the unpaid balance of Borrower's Loan Account shall exceed the maximum amount of outstanding loans to which Borrower is entitled under Section 1 hereof, Borrower shall immediately pay to Bank, from its own funds and not from the proceeds of Collateral, for credit to Borrower's Loan Account the amount of such excess.

    10. Bank may after the occurrence of any event of default set forth in part 12 and 13 below, without prior notice to Borrower, collect the Accounts and inventory proceeds and may give notice of assignment to any and all account debtors, and Borrower does hereby make, constitute and appoint Bank its irrevocable, true and lawful attorney with power to receive, open and dispose of all mail addressed to Borrower, to endorse the name of Borrower upon any checks or other evidence of payment that may come into the possession of Bank upon the Accounts or as proceeds of Inventory; to endorse the name of the undersigned upon any document or instrument relating to the Collateral; in its name or otherwise, to demand, sue for, collect and give acquaintances for any and all moneys due or to become due upon the Accounts: to compromise, prosecute or defend any action, claim or proceeding with respect thereto; and to do any and all things necessary and proper to carry out the purpose herein contemplated.

    11. Until Borrower's Loan Account and all other obligations secured hereby shall have been repaid in full, Borrower shall not sell, dispose of or grant a security interest in any of Collateral other than to Bank or execute any financing statements covering the Collateral in favor of any secured party or person other than Bank.

    12. Should: (i) Default be made in the payment of any obligation, or breach be made in any warranty, statement, promise, terms or condition, contained herein or hereby secured; (ii) Any statement or representation made for the purpose of obtaining credit hereunder prove materially false; (iii) Bank deem the Collateral inadequate or unsafe or in danger of misuse; (iv) Borrower become insolvent or make an assignment for the benefit of creditors; or (v) Any proceeding be commended by or against Borrower under any bankruptcy, reorganization, arrangement, readjustment of debt or moratorium law or statute; then in any such event, Bank may, at its option and without demand first made and without notice to Borrower, do any one or more of the following:
         Borrower will have a cure period of 10 days on interest default and no cure period on principal default. (a) Terminate its obligation to make loans to Borrower as provided in Section 1 hereof; (b) Declare all sums secured hereby immediately due and payable; (c) immediately take possession of the Collateral wherever it may be found, using all necessary force so to do, or require Borrower to assemble the Collateral and make it available to Bank at a place designated by Bank which is reasonably convenient to Borrower and Bank, and Borrower waives all claims for damages due to or arising from or connected with any such taking; (d) Proceed in the foreclosure of Bank's security interest and sale of the Collateral in any manner permitted by law, or provided for herein: (e) Sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Bank may determine, and Bank may purchase same at any such sale; (f) Retain the Collateral in full satisfaction of the obligations secured thereby; (g) Exercise any remedies of a secured party under the Uniform Commercial Code. Prior to any such disposition, Bank may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as Bank may deem advisable, and any reasonable sums expended therefor by Bank shall be repaid by Borrower and secured hereby. Bank shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not stop or prevent Bank from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of collateral to pay all obligations secured by this Security Agreement, Borrower hereby promises and agrees to pay Bank any deficiency.

    13. If any writ of attachment, garnishment, execution or other legal process be issued against any property of Borrower, or if any assessment for taxes against Borrower, other than real property, is made by Federal or State government or any department thereof, the obligation of Bank to make loans to Borrower as provided in Section 1 hereof shall immediately terminate and the unpaid balance of the Loan Account, all other obligations secured hereby and all other sums due hereunder shall immediately become due and payable without demand, presentment or notice.

    14. Borrower authorizes Bank to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to Bank in connection with the transactions contemplated herein at any time subsequent to four months from the time such items are delivered to Bank.

    15. Nothing herein shall in any way limit the effect of the conditions set forth in any other security or other agreement executed by Borrower, but each and every condition hereof shall be in addition thereto.

   *16.  Additional Provisions:  Subject to Conditions and limitations contained in the Credit Terms and Conditions dated
                                 November 12, 1996

                                 See Addendum attached

                                 SEE ATTACHED AMENDMENT

Executed this 12th day of November, 1996

                                                 DATA RACE INC.
                                            -----------------------------------
                                                     (Name of Borrower)

            IMPERIAL BANK               BY: /s/ GREGORY T. SKALLA, CFO
                                            -----------------------------------
                                            (Authorized Signature and Title)

BY:  /s/ MANSOOR A. GHORi                BY:
    ---------------------------------       -----------------------------------
                                Title       (Authorized Signature and Title)

*If none, insert "None"